Exhibit 99.1

Description of Services

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or JCIII & Associates, LLC (formerly JCIII & Associates, Inc.), a wholly owned subsidiary of AMC Diligence, LLC, (“JCIII”, and together with AMC Diligence, LLC, “AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”:	958 mortgage loans
▪	“Data Integrity Review”:	958 mortgage loans
▪	“Collection Comment Review”:	958 mortgage loans
▪	“Payment History Review”:	958 mortgage loans

(3) Determination of the sample size and computation.

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017
Moody’s Investors Service, Inc.	Moody’s Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 42 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

staddress	MODIFIED	PERFLOOR
CITY	PRAREMAINING	LIFEMAXRT
STATE	MODDATE	LIFEMINRT
ZIP	MORIGBAL MOD1	BALLOON
lname	DEFPRINBAL	IOFLAG
LOANPURP	FPDATE MOD1	IOEXPDATE
SALESPRICE	MTDATE	STEP1RATE
APPVAL	ARMORFIX	STEP1RATEDATE
PROPTYPE	INDEXCD	STEP2RATE
ORIGDATE	MARGIN	STEP2RATEDATE
ORIGBAL	RFREQ	STEP3RATE
FPDATE	FPADATE	STEP3RATEDATE
ORIGRATE	FRADATE	STEP4RATE
ORIGPANDI	PERCAP	STEP4RATEDATE

AMC performed a review of the LATESTVAL, LATESTDATE, and LATESTTYPE on the data tape to confirm the data was accurate based on the following methodology described by the Client.

▪	For assets where the BPO date from acquisition is within 12 months, the BPO value was utilized.

▪	For assets where the BPO date from acquisition was greater than 12 months, a new valuation was ordered and that value was utilized.

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▪	In additional to the above scenarios, ClearVal values were ordered by the Client on a subset of assets. If the ClarVal value was 10% or more lower than the BPO value, the ClearVal value was utilized.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC did not complete a credit review as part of the Review despite four (4) mortgage loans not satisfying the seasoning requirements for a seasoned loan securitization transaction under general NRSRO guidelines. Based upon conversations with such NRSROs on this transaction, a waiver was granted to the general ratings criteria given the low overall concentration of such mortgage loans within the total securitization population.

(6) Value of collateral securing the assets: review and methodology.

AMC did not complete a value review as part of the Review despite four (4) mortgage loans not satisfying the seasoning requirements for a seasoned loan securitization transaction under general NRSRO guidelines. Based upon conversations with such NRSROs on this transaction, a waiver was granted to the general ratings criteria given the low overall concentration of such mortgage loans within the total securitization population.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (952 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

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b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

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viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);
■	Final application (1003);
■	Note;
■	Appraisal;
■	Sales contract;
■	Title/Preliminary Title;
■	Initial TIL;
■	Final TIL;
■	Final HUD-1;
■	Initial and final GFE’s;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;
■	FACTA disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (2 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

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i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (4 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and

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apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

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vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

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Summary of findings and conclusions of review

There were 958 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 841 (87.79%) of the mortgage loans had exceptions; however, only 99 (10.33%) of the mortgage loans had exceptions that triggered a C or D rating under NRSRO criteria.

COMPLIANCE RESULTS SUMMARY (958 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Of the mortgage loans in the population, 923 were reviewed by AMCD and 35 were reviewed by JCIII.

COMBINED TOTAL (958 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	117	12.21%
B	742	77.45%
C	34	3.55%
D	65	6.78%
Total	958	100.00%

AMCD TOTAL (923 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	111	12.03%
B	714	77.36%
C	34	3.68%
D	64	6.93%
Total	923	100.00%

JCIII TOTAL (35 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	6	17.14%
B	28	80.00%
C	0	0.00%
D	1	2.86%
Total	35	100.00%

QM/ATR Summary Results (6 Mortgage Loans)

QM/ATR Status	Loan Count	% of Loans
Safe Harbor QM	4	66.67%
Temporary SHQM (GSE/Agency Eligible)	2	33.33%
Total	6	100.00%

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REVIEW EXCEPTION SUMMARY (958 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMCD POPULATION (923 Mortgage Loans)

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	64
		Total Compliance Grade (D) Exceptions:	64
	C	Loan Package Documentation	1
		Misc. State Level	12
		Missing, Incorrect, or Incomplete HUD-1	6
		Missing Required Data	2
		State Defect	60
		State Late Charge	1
		TILA	1
		Total Compliance Grade (C) Exceptions:	83
	B	1003	1
		FACTA	222
		Final TIL Estimated	35
		Loan Package Documentation	1
		LTV Test	63
		Misc. State Level	69
		Missing Application Date	443
		Missing Non-Required Data	19
		Missing, Incorrect, or Incomplete Final or Initial 1003	15
		Missing, Incorrect, or Incomplete Final TIL	229
		Missing, Incorrect, or Incomplete GFE	165
		Missing, Incorrect, or Incomplete Initial TIL	39
		RESPA	377
		Safe Act	7
		State Defect	17
		State HPML	1
		TILA	764
		TIL-MDIA	13
		TRID	1
		Total Compliance Grade (B) Exceptions:	2,481
		Total Compliance Exceptions:	2,628
		Grand Total :	2,628

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JCIII Population (35 Mortgage Loans)

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	1
	B	Misc. State Level	86
		Missing, Incorrect, or Incomplete Initial TIL	10
		RESPA	9
		Missing, Incorrect, or Incomplete GFE	6
		HMDA	6
		FACTA	4
		Missing Disclosure	2
		TILA	1
		Missing, Incorrect, or Incomplete Final TIL	2
		Flood	1
		Total Compliance Grade (B) Exceptions:	127
Total Compliance Exceptions:			128
Grand Total:			128

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DATA INTEGRITY REVIEW SUMMARY (958 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMCD for compliance or the data review conducted by AMCD on loans that were reviewed by JCIII for compliance versus the provided data tape. In total, AMC identified 42 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# Variances	# Loans	% Variance
MODDATE	399	958	41.65%
DEFPRINBAL	149	958	15.55%
PROPTYPE	75	958	7.83%
MTDATE	59	958	6.16%
BALLOON	20	958	2.09%
PRAREMAINING	9	958	0.94%
STEP1RATEDATE	6	958	0.63%
ARMORFIX	5	958	0.52%
ZIP	4	958	0.42%
CITY	3	958	0.31%
STEP1RATE	3	958	0.31%
STEP2RATEDATE	3	958	0.31%
FPDATE MOD1	1	958	0.10%
STEP2RATE	1	958	0.10%
staddress	0	958	0.00%
STATE	0	958	0.00%
lname	0	958	0.00%
LOANPURP	0	958	0.00%
SALESPRICE	0	958	0.00%
APPVAL	0	958	0.00%
ORIGDATE	0	958	0.00%
ORIGBAL	0	958	0.00%
FPDATE	0	958	0.00%
ORIGRATE	0	958	0.00%
ORIGPANDI	0	958	0.00%
MODIFIED	0	958	0.00%
MORIGBAL MOD1	0	958	0.00%
INDEXCD	0	958	0.00%
MARGIN	0	958	0.00%
RFREQ	0	958	0.00%
FPADATE	0	958	0.00%
FRADATE	0	958	0.00%
PERCAP	0	958	0.00%
PERFLOOR	0	958	0.00%
LIFEMAXRT	0	958	0.00%
LIFEMINRT	0	958	0.00%
IOFLAG	0	958	0.00%

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Field Name	# Variances	# Loans	% Variance
IOEXPDATE	0	958	0.00%
STEP3RATE	0	958	0.00%
STEP3RATEDATE	0	958	0.00%
STEP4RATE	0	958	0.00%
STEP4RATEDATE	0	958	0.00%
TOTAL	737	40,236	1.83%

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COLLECTION COMMENT REVIEW SUMMARY (958 Mortgage Loans)

AMC reviewed a total of 958 mortgage loans of which 40 mortgage loans did not have either or both of a complete collection comment and payment history. In total 102 mortgage loans (10.65% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
1	827	86.33%
2	29	3.03%
3	102	10.65%
Total	958	100.00%

EV3 Exceptions - By Loan Count	# of Loans	% of Loans
[3] MI Not Paid As Required	37	3.86%
[3] Collection Comments Incomplete	26	2.71%
[3] Cease and Desist Request Received From Mortgagor or 3rd Party	11	1.15%
[3] Collection Comments - Incomplete [3] Pay History - Incomplete	5	0.52%
[3] Collection Comments - Incomplete [3] MI Not Being Paid As Required	3	0.31%
[3] Pay History - Incomplete	3	0.31%
[3] Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	2	0.21%
[3] Damaged Interior - Damage remains unresolved and no indication covered by insurance	2	0.21%
[3] Property Eligibility - Site and Utilities - Property Damage - Interior/Exterior UTD: Active insurance claim but unclear who holds funds or covered by bid; Active insurance claim but unclear who holds funds or covered by bid	2	0.21%
[3] Cease and Desist Request Received From Mortgagor or 3rd Party [3] Collection Comments - Incomplete	1	0.10%
[3] Collection Comments - Incomplete - [3] Property Eligibility - Site and Utilities - Property Damage - Interior/Exterior UTD:	1	0.10%
[3] Collection Comments - Incomplete [3] Pay History - Incomplete [3] MI Not Being Paid As Required	1	0.10%
[3] Cramdown Granted.	1	0.10%
[3] Current Bankruptcy - no relief granted	1	0.10%
[3] Delinquent HOA Fees - Superlien State	1	0.10%
[3] Legal Description Issue - Mortgage contained incorrect legal and no actions to correct to date [3] Title Issue -: Legal Description	1	0.10%
[3] Mortgagor Deceased - Not clear or no information on executor/heir	1	0.10%
[3] Property Eligibility - Site and Utilities - Property Damage - Interior/Exterior UTD: Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs; Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs	1	0.10%
[3] There are indications of fraud on the loan.	1	0.10%
[3] Written Dispute - No indication servicer responded to outstanding dispute in writing	1	0.10%
Grand Total	102	10.60%

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PAYMENT HISTORY REVIEW SUMMARY (958 Mortgage Loans)

All but 9 of the 958 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 807 mortgage loans (84.24%) showed at last one delinquency within the look back period. In addition, three (3) mortgage loans (0.31%) did not show a delinquency but had at least one month of missing payment history data. As of the 12/31/2017 cutoff date, all 958 mortgage loans were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	148	15.45%
No Delinquency, Missing Data	3	0.31%
Delinquency, Full History	801	83.61%
Delinquency, Missing Data	6	0.63%
Total	958	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	958	100.00%
Total	958	100.00%

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ADDITIONAL SUMMARY

The summary information below represents data collected during the AMCD and JCIII Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Fixed	593	61.90%	$160,373,952.34	50.91%
Adjustable	365	38.10%	$154,654,262.04	49.09%
Total	958	100.00%	$315,028,214.38	100.00%

Lien Position	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
1	958	100.00%	$315,028,214.38	100.00%
Total	958	100.00%	$315,028,214.38	100.00%

Loan Purpose	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Cash Out: Debt Consolidation	264	27.56%	$80,697,442.24	25.62%
Cash Out: Home Improvement/Renovation	12	1.25%	$4,950,540.00	1.57%
Cash Out: Other/Multi-purpose/Unknown Purpose	245	25.57%	$79,825,247.04	25.34%
First Time Home Purchase	127	13.26%	$38,718,967.41	12.29%
Other-than-first-time Home Purchase	142	14.82%	$56,073,950.50	17.80%
Rate/Term Refinance - Lender Initiated	1	0.10%	$239,845.00	0.08%
Rate/Term Refinance - Borrower Initiated	145	15.14%	$45,954,857.53	14.59%
Construction to Permanent	8	0.84%	$4,801,791.00	1.52%
Unavailable	14	1.46%	$3,765,573.66	1.20%
Total	958	100.00%	$315,028,214.38	100.00%

Original Term	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
0-120 Months	1	0.10%	$322,700.00	0.10%
121-180 Months	27	2.82%	$4,836,118.76	1.54%
181-240 Months	20	2.09%	$3,222,837.97	1.02%
241-360 Months	860	89.77%	$290,194,910.98	92.12%
361+ Months	50	5.22%	$16,451,646.67	5.22%
Total	958	100.00%	$315,028,214.38	100.00%

Occupancy	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Primary	912	95.20%	$298,839,225.76	94.86%
Investment	28	2.92%	$10,368,475.00	3.29%
Second Home	13	1.36%	$4,844,200.00	1.54%
Unknown	5	0.52%	$976,313.62	0.31%
Total	958	100.00%	$315,028,214.38	100.00%

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Property Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Single Family Detached	648	67.64%	$208,335,855.48	66.13%
Condo, Low Rise	37	3.86%	$11,917,292.06	3.78%
Condo, High Rise	8	0.84%	$3,059,251.00	0.97%
PUD	113	11.80%	$41,352,975.31	13.13%
Townhouse	2	0.21%	$555,900.00	0.18%
Single-wide Manufactured Housing	2	0.21%	$270,650.25	0.09%
1 Family Attached	10	1.04%	$2,731,396.00	0.87%
2 Family	42	4.38%	$14,905,793.08	4.73%
3 Family	8	0.84%	$4,089,800.00	1.30%
4 Family	5	0.52%	$1,942,500.00	0.62%
Other	8	0.84%	$2,257,504.00	0.72%
Unavailable	75	7.83%	$23,609,297.20	7.49%
Total	958	100.00%	$315,028,214.38	100.00%

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